Amplify CWP Enhanced Dividend Income ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 87.5%	Shares	Value
Communication Services - 2.9%
Verizon Communications, Inc.	2,318,147	$95,600,382

Consumer Discretionary - 11.0%
Home Depot, Inc.	473,557	163,017,262
McDonald's Corp.	376,260	95,886,098
TJX Cos., Inc.(a)	894,335	98,466,284
		357,369,644

Consumer Staples - 8.2%
Procter & Gamble Co.(a)	975,926	160,949,716
Walmart, Inc.	1,545,378	104,637,544
		265,587,260

Energy - 6.0%
Chevron Corp.	623,339	97,502,686
ConocoPhillips	267,809	30,631,994
Marathon Petroleum Corp.	379,334	65,806,862
		193,941,542

Financials - 17.3%
CME Group, Inc.	478,565	94,085,879
Goldman Sachs Group, Inc.(a)	340,177	153,868,861
JPMorgan Chase & Co.(a)	784,320	158,636,563
Visa, Inc. - Class A	585,980	153,802,170
		560,393,473

Health Care - 13.5%
Amgen, Inc.(a)	424,032	132,488,798
Merck & Co., Inc.(a)	1,013,127	125,425,123
UnitedHealth Group, Inc.	352,449	179,488,178
		437,402,099

Industrials - 11.1%
Caterpillar, Inc.	490,883	163,513,127
Deere & Co.	172,055	64,284,910
Honeywell International, Inc.	621,776	132,774,047
		360,572,084

Information Technology - 13.5%
Apple, Inc.(a)	632,734	133,266,435
Cisco Systems, Inc.(a)	659,733	31,343,915
International Business Machines Corp.	569,644	98,519,930
Microsoft Corp.(a)	387,906	173,374,586
		436,504,866

Materials - 3.0%
Freeport-McMoRan, Inc.(a)	1,978,161	96,138,625

Utilities - 1.0%
Duke Energy Corp.	318,702	31,943,502
TOTAL COMMON STOCKS (Cost $2,486,464,212)		2,835,453,477

AFFILIATED EXCHANGE TRADED FUNDS - 3.1%
Amplify Samsung SOFR ETF(b)(c)	1,018,817	102,119,288
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $102,253,725)		102,119,288

SHORT-TERM INVESTMENTS - 9.5%
Investments Purchased with Proceeds from Securities Lending - 0.1%
First American Government Obligations Fund - Class X, 4.65%(d)	1,319,025	1,319,025

Money Market Funds - 9.4%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(d)	305,115,329	305,115,329
TOTAL SHORT-TERM INVESTMENTS (Cost $306,434,354)		306,434,354

TOTAL INVESTMENTS - 100.1% (Cost $2,895,152,291)		$3,244,007,119
Liabilities in Excess of Other Assets - (0.1)%		(2,399,733)
TOTAL NET ASSETS - 100.0%		$3,241,607,386

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(b)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $1,293,008 which represented 0.0% of net assets.
(c)	Affiliated company as defined by the Investment Company Act of 1940.
(d)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Security Name	Value at October 31, 2023	Purchases	Sales	Net Realized Gain (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at June 30, 2024	Ending Shares
Amplify Samsung SOFR ETF	-	105,421,270	(3,171,939)	4,395	(134,438)	3,122,226	102,119,288	1,018,817
	$-	$105,421,270	$(3,171,939)	$4,395	$(134,438)	$3,122,226	$102,119,288	1,018,817

Amplify CWP Enhanced Dividend Income ETF
Schedule of Written Options
as of June 30, 2024 (Unaudited)

WRITTEN OPTIONS - (0.1)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.1)%
Amgen, Inc., Expiration: 07/19/2024; Exercise Price: $340.00	$(23,433,750)	(750)	$(38,250)
Apple, Inc., Expiration: 07/05/2024; Exercise Price: $240.00	(63,186,000)	(3,000)	(9,000)
Cisco Systems, Inc., Expiration: 07/19/2024; Exercise Price: $49.00	(6,651,400)	(1,400)	(21,000)
Freeport-McMoRan, Inc., Expiration: 07/05/2024; Exercise Price: $52.00	(38,880,000)	(8,000)	(36,000)
Goldman Sachs Group, Inc., Expiration: 07/19/2024; Exercise Price: $505.00	(27,139,200)	(600)	(35,400)
JPMorgan Chase & Co., Expiration: 07/12/2024; Exercise Price: $205.00	(80,904,000)	(4,000)	(1,080,000)
Merck & Co., Inc., Expiration: 07/19/2024; Exercise Price: $140.00	(24,760,000)	(2,000)	(21,000)
Microsoft Corp., Expiration: 07/19/2024; Exercise Price: $475.00	(31,286,500)	(700)	(67,900)
Procter & Gamble Co., Expiration: 07/19/2024; Exercise Price: $170.00	(24,738,000)	(1,500)	(49,500)
TJX Cos., Inc., Expiration: 07/05/2024; Exercise Price: $110.00	(55,050,000)	(5,000)	(457,500)
Total Call Options			(1,815,550)
TOTAL WRITTEN OPTIONS (Premiums received $2,023,791)			(1,815,550)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify CWP Enhanced Dividend Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	2,835,453,477	–	–	2,835,453,477
Affiliated Exchange Traded Funds	102,119,288	–	–	102,119,288
Investments Purchased with Proceeds from Securities Lending	1,319,025	–	–	1,319,025
Money Market Funds	305,115,329	–	–	305,115,329
Total Investments	3,244,007,119	–	–	3,244,007,119

Liabilities:
Investments:
Written Options	–	(1,815,550)	–	(1,815,550)
Total Investments	–	(1,815,550)	–	(1,815,550)

Refer to the Schedule of Investments for additional information.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of June 30, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.